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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-88676, 333-09565 and 333-97562 of First Keystone Financial, Inc. on Form S-8 of our report dated December 12, 2003, incorporated by reference in this Annual Report on Form 10-K of First Keystone Financial, Inc. for the year ended September 30, 2003.

/s/ DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
December 22, 2003

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